EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) dated as of October 5, 2007 is by and among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), the Guarantors, certain of the Revolving Credit Lenders and Bank of America, N.A., as Administrative Agent on behalf of itself and the Lenders. All capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 2007 (as amended, modified and supplemented from time to time, the “Credit Agreement”);

WHEREAS, on May 25, 2007, the Borrower announced a voluntary recall of Complete® MoisturePlus™ Multipurpose Solution (the “Product Recall”);

WHEREAS, the Product Recall has affected the Borrower’s current and projected financial performance and the Borrower has accordingly requested the Revolving Credit Lenders to amend the Credit Agreement as set forth herein; and

WHEREAS, the Revolving Credit Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“Product Recall” means that certain voluntary recall of Complete® MoisturePlus™ Multipurpose Solution announced by the Borrower on May 25, 2007.

(b) Section 8.11(a) of the Credit Agreement is hereby amended and restated to read as follows:

“(a) Maximum Consolidated Total Leverage Ratio. For so long as any Lender shall have any Revolving Credit Commitments or Revolving Credit Loans outstanding, permit the Consolidated Total Leverage Ratio as of the last date of any four-fiscal quarter period of the Borrower ending on the date set forth below to be more than the ratio set forth opposite the last date of such four-fiscal quarter period below:

Four-Fiscal Quarter Period Ending	Ratio
September 30, 2007	5.75:1.00
December 31, 2007	5.75:1.00
March 31, 2008	5.25:1.00
June 30, 2008	5.25:1.00
September 30, 2008	4.75:1.00
December 31, 2008	4.75:1.00
March 31, 2009	4.25:1.00
June 30, 2009	4.25:1.00
September 30, 2009	4.00:1.00
December 31, 2009	4.00:1.00
March 31, 2010 and thereafter	3.50:1.00

; provided, however, that solely for purposes of calculating the Consolidated Total Leverage Ratio for the applicable period for purposes of this Section 8.11(a), the Borrower shall be permitted to add to Consolidated EBITDA certain cash and non-cash charges relating to the Product Recall incurred during the applicable period in the amounts and for the periods set forth in the table below; provided that the total amount of charges related to the Product Recall added back to Consolidated EBITDA for purposes of this Section 8.11(a) shall not exceed $155,000,000:

Fiscal Quarter Ending	Consolidated EBITDA Add-Back
June 30, 2007	Up to $73,000,000 (including $9,983,000 of non-cash charges currently permitted by the definition of Consolidated EBITDA)

September 30, 2007	Up to $38,000,000

December 31, 2007	Up to $44,000,000 plus the amount of Product Recall-related charges permitted to be incurred in the fiscal quarter ending September 30, 2007 but instead incurred during the fiscal quarter ending December 31, 2007”

(c) Section 8.11(b) of the Credit Agreement is hereby amended by inserting the following language to the end of such section:

“; provided, however, that solely for purposes of calculating the Consolidated Interest Coverage Ratio for the applicable period for purposes of this Section 8.11(b), the Borrower shall be permitted to add to Consolidated EBITDA certain cash and non-cash charges relating to the Product Recall incurred during the applicable period in the amounts and for the periods set forth in the table below; provided that the total amount of charges related to the Product Recall added back to Consolidated EBITDA for purposes of this Section 8.11(b) shall not exceed $155,000,000:

Fiscal Quarter Ending	Consolidated EBITDA Add-Back
June 30, 2007	Up to $73,000,000 (including $9,983,000 of non-cash charges currently permitted by the definition of Consolidated EBITDA)

September 30, 2007	Up to $38,000,000

December 31, 2007	Up to $44,000,000 plus the amount of Product Recall-related charges permitted to be incurred in the fiscal quarter ending September 30, 2007 but instead incurred during the fiscal quarter ending December 31, 2007”

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a) receipt by the Administrative Agent of this Amendment executed by the Borrower, the Guarantors, the Revolving Credit Lenders holding more than 50% of the Revolving Credit Commitments (other than Defaulting Lenders) and the Administrative Agent; and

(b) receipt by the Administrative Agent (for distribution to the applicable Revolving Credit Lenders) of all fees and expenses required to be paid by the Borrower on or before the date hereof.

3. Miscellaneous.

(a) The Credit Agreement (as amended by this Amendment), and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) hereby confirms and agrees that its Guarantee shall continue and remain in full force and effect after giving effect to this Amendment and that, notwithstanding any contrary terms in such Guarantee, such Guarantee now applies to the Credit Agreement as amended by this Amendment.

(c) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those of the Revolving Credit Lenders and the Administrative Agent and those that have already been obtained and are in full force and effect as of the date hereof.

(d) The Loan Parties represent and warrant to the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Latham & Watkins LLP.

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy, facsimile or electronic delivery (in pdf format) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BORROWER:	ADVANCED MEDICAL OPTICS, INC., a Delaware corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

GUARANTORS:	AMO HOLDINGS, INC., a Delaware corporation, formerly AMO Holdings, LLC

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

VISX, INCORPORATED, a Delaware corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

AMO USA, INC., a Delaware corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

QUEST VISION TECHNOLOGY, INC. a California corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

WAVEFRONT SCIENCES, INC., a New Mexico corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

INTRALASE CORP., a Delaware corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

AMO SALES AND SERVICES, INC., a Delaware corporation

	By:	/s/ RICHARD A. MEIER
	Name:	Richard A. Meier
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

BANK OF AMERICA, N.A., as a Revolving Credit Lender

By:	/s/ ALYSA TRAKAS
Name:	Alysa Trakas
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.

By:	/s/ JAMES M. BUCHAM
Name:	James M. Bucham
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A.

By:	/s/ ANNA C. RUIZ
Name:	Anna C. Ruiz
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ STEPHEN W. DUNNE
Name:	Stephen W. Dunne
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UBS LOAN FINANCE LLC.

By:	/s/ RICHARD L. TAVROW
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ DAVID B. JULIE
Name:	David B. Julie
Title:	Associate Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ PHILIP K. LIEBSCHER
Name:	Philip K. Liebscher
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LOAN FUNDING V, LLC.

By:	/s/ STEPHEN J. COLLINS
Name:	Stephen J. Collins
Title:	Prudential Investment Management, Inc.
Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMERZBANK AG, NEW YORK
AND GRAND CAYMAN BRANCHES

By:	/s/ YANGLING JOANNE SI
Name:	Yangling Joanne Si
Title:	Vice President

By:	/s/ MATTHEW HAVENS
Name:	Matthew Havens
Title:	AT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE GOVERNOR & COMPANY OF THE
BANK OF IRELAND

By:	/s/ ANNE DONOVAN
Name:	Anne Donovan
Title:	Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AIB DEBT MANAGEMENT, LIMITED

By:	/s/ JOSEPH AUGUSTINI
Name:	Joseph Augustini
Title:	Senior Vice President
Investment Advisor

By:	/s/ NORBERT GALLIGAN
Name:	Norbert Galligan
Title:	Vice President Advisor

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO FOOTHILL, LLC

By:	/s/ KRISTA WADE
Name:	Krista Wade
Title:	Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ STEVEN T. BRENNAN
Name:	Steven T. Brennan
Title:	First Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:	/s/ ROBERT SCHATZMAN
Name:	Robert Schatzman
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ DAVID R. CAMPBELL
Name:	David R. Campbell
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FORTIS CAPITAL CORP.

By:	/s/ JOHN M. CRAWFORD
Name:	John M. Crawford
Title:	Managing Director

By:	/s/ MICHAEL V. M. van der VOORT
Name:	Michael V. M. van der Voort
Title:	Managing Director

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